Revenue	12 Months Ended
Dec. 31, 2025
Revenue [Abstract]
REVENUE

5. REVENUE

During the second quarter of 2023, the Group made a decision to streamline its operations by terminating clinic services and suspending non-lead R&D projects. No revenue was generated for the year ended December 31, 2025 and 2024.

For the year ended December 31, 2023, all revenue came from provision of healthcare services in Hong Kong.